                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              JASON INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                               JASON INCORPORATED
                            411 East Wisconsin Avenue
                                   Suite 2500
                           Milwaukee, Wisconsin 53202
                           --------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of Shareholders of Jason Incorporated will be held at the Miller Pavillion, O'Donnell Park, 910 East Michigan Street, Milwaukee, Wisconsin, on Wednesday, April 21, 1999, at 10 a.m. for the following purposes:

       1.  To elect directors.

       2. To ratify the appointment of PricewaterhouseCoopers LLP, independent accountants, as auditors of the Company for its fiscal year 1999.

       3. To transact any other business as may properly come before the meeting and any adjournment or adjournments thereof.

     The transfer books of the Company will not be closed for the Annual Meeting. Shareholders of record at the close of business on March 1, 1999, are entitled to receive notice of, and to vote at, the meeting.

     All shareholders are cordially invited to attend the meeting in person, if possible. Shareholders who are unable to be present in person are requested to execute and return promptly, in the enclosed envelope, the accompanying Proxy which is solicited by the Board of Directors of the Company. Your attendance at the meeting, whether in person or by Proxy, is important to ensure a quorum. If you return the Proxy, you still may vote your shares in person by giving written notice (by subsequent Proxy or otherwise) to the Secretary of the Company at any time prior to its vote at the Annual Meeting.

                              By Order of the Board of Directors



                              Mark Train, Secretary


Milwaukee, Wisconsin
March 12, 1999

                               JASON INCORPORATED
                            411 East Wisconsin Avenue
                                   Suite 2500
                           Milwaukee, Wisconsin 53202


             PROXY STATEMENT FOR 1999 ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Jason Incorporated (the "Company") to be voted at the Annual Meeting of Shareholders to be held at the Miller Pavilion, O'Donnell Park, 910 East Michigan Street, Milwaukee, Wisconsin at 10 a.m. on Wednesday, April 21, 1999, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. The mailing of this Proxy Statement and accompanying form of Proxy to shareholders will take place on or about March 12, 1999.

                               GENERAL INFORMATION

     The Board of Directors knows of no business which will be presented to the meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented to the meeting, it is intended that the persons named in the Proxy will vote on such matters in accordance with their judgment. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later dated Proxy or a vote in person at the Annual Meeting. Shares represented by properly executed Proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed Proxy returned to the Company, the shares represented thereby will be voted (1) in FAVOR of the election of the directors listed in the enclosed Proxy and (2) in FAVOR of the ratification of PricewaterhouseCoopers LLP as independent accountants for fiscal year 1999.

     Only holders of the common stock of the Company (the "Common Stock") whose names appear of record on the books of the Company at the close of business on March 1, 1999, are entitled to vote at the meeting. On that date, the only outstanding shares of capital stock of the Company were 20,359,582 shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be presented at the meeting. A majority of the votes entitled to be cast with respect to each matter submitted to the shareholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter. If a quorum exists, the election of each nominee for director requires the affirmative vote of a majority of the votes represented at the meeting. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owner but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) shall count toward the quorum requirement and shall have the effect of a vote against the nominee's election. The Inspector of Election appointed by the Board of Directors shall determine the presence of a quorum and tabulate the results of shareholder voting.

                              ELECTION OF DIRECTORS

     Pursuant to the authority contained in the By-Laws of the Company, the Board of Directors has established the number of directors to be six. The Board of Directors has nominated Vincent Martin, Mark Train, Wayne Oldenburg, Frank Jones, Wayne Fethke and David Drury for election as directors, all to serve until the 2000 Annual Meeting of Shareholders.

     As indicated below, all six persons nominated by the Board of Directors are incumbent directors. The Company anticipates that all of the nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason any nominee is not a candidate at that time, Proxies will be voted for any substitute nominee designated by the Company (except where a Proxy withholds authority with respect to the election of directors).

     The Board of Directors held seven meetings during the Company's fiscal year ended December 25, 1998.

                                   COMMITTEES

     The Company has both Audit and Compensation Committees of directors. The Board's Audit Committee is comprised of David Drury (Chairman), Wayne Fethke, Wayne Oldenburg and Frank Jones. The responsibilities of the Audit Committee, in addition to such other duties as may be specified by the Board of Directors, include the following: (1) recommendation to the Board of Directors of independent accountants for the Company; (2) review of the timing, scope and results of the independent accountants, audit examination; and (3) review of periodic comments and recommendations by the independent accountants and of the Company's response thereto regarding the adequacy of internal accounting controls. The Audit Committee met twice in the fiscal year ended December 25, 1998.

     The Board's Compensation Committee is comprised of Wayne Fethke
(Chairman), Wayne Oldenburg, Frank Jones and David Drury. The responsibility of the Compensation Committee, in addition to such other duties as may be specified by the Board of Directors, is to make recommendations to the Board of Directors with respect to compensation for the executive officers, the stock option program and the management incentive compensation program. The Compensation Committee met once in the fiscal year ended December 25, 1998.

     No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he served, if any.

                       NOMINEES FOR ELECTION AS DIRECTORS

VINCENT MARTIN
     Age: 59; Elected Director: 1985; Present Term Ends: 1999 Annual Meeting; Shares Beneficially Owned: 4,587,533

     Mr. Martin has been Chairman and Chief Executive Officer since the 1996 Annual Meeting. Mr. Martin was President of the Company and has been a director since it was formed in November, 1985. Mr. Martin is a director of Modine Manufacturing Company.

MARK TRAIN
     Age: 57; Elected Director: 1985; Present Term Ends: 1999 Annual Meeting; Shares Beneficially Owned: 3,257,683

     Mr. Train has been  President  and  Secretary  since the 1996 Annual
Meeting. Mr. Train was Executive Vice President, Secretary and Treasurer of the Company and has been a director since it was formed in November, 1985.
Mr. Train is a member of the American Institute of Certified Public Accountants.

WAYNE OLDENBURG
     Age: 52; Elected Director: 1987; Present Term Ends: 1999 Annual Meeting; Shares Beneficially Owned: 147,078

     Since 1981 Mr. Oldenburg has served as Chief Executive Officer of Oldenburg Group, Inc., a privately-held industrial manufacturing company.

FRANK JONES
     Age: 59; Elected Director: 1987; Present Term Ends: 1999 Annual Meeting; Shares Beneficially Owned: 113,427

     For the past eleven years Mr. Jones has been an independent consultant in Tucson, Arizona. Mr. Jones is a director of Modine Manufacturing Company, Ingersoll International Incorporated, Star Cutter Co., Gardner Publications Inc., General Tool Co. Inc. and DT Industries Inc.

DAVID DRURY
     Age: 50; Elected Director: 1989; Present Term Ends: 1999 Annual Meeting; Shares Beneficially Owned: 67,863

   Mr. Drury has been an independent consultant in Milwaukee, Wisconsin since November, 1997. Mr. Drury served as President of Stolper-Fabralloy Co. LLC, a fabricator of gas turbine engine components, from October 1994 through October 1997. From January 1, 1994, through September 1994 Mr. Drury was an independent consultant in Milwaukee, Wisconsin. From November 1989 through December 1993, Mr. Drury was Executive Vice President of Oldenburg
Group, Inc., a privately-held industrial manufacturing company. Prior to joining Oldenburg Group, Inc., Mr. Drury was with the public accounting firm of PricewaterhouseCoopers LLP, most recently serving as Managing Partner of the Milwaukee office. Mr. Drury is a director of Plexus Corp. and St. Francis Capital Corporation.

WAYNE FETHKE
     Age: 54; Elected Director: 1987; Present Term Ends: 1999 Annual Meeting; Shares Beneficially Owned: 36,010

     Mr. Fethke has served as Chief Executive Officer of Fiskars Consumer Products Group whose parent is Fiskars OY AB of Helsinki, Finland, since 1978. Fiskars is a manufacturer of consumer cutlery and power electronics.

                               EXECUTIVE OFFICERS

    The executive officers of the Company are as follows:


          Name                                                  Title                                         Age
          -----                                                 ----                                         ----
    Vincent Martin                          Chairman of the Board and Chief Executive Officer                  59
    Mark Train                              President and Secretary                                            57
    David Anderson                          Vice President                                                     61
    Michael Gubesch                         Vice President                                                     58
    Timothy Hitesman                        Vice President                                                     54
    Robert Sandberg                         Vice President                                                     49
    William Talbert                         Vice President                                                     55
    Howard Wolter                           Controller and Assistant Secretary                                 67

     The terms of office and past business experiences of Messrs. Martin and Train are described above.

DAVID ANDERSON, VICE PRESIDENT
     Mr. Anderson was appointed a Vice President of the Company in January 1995 and is in charge of the Company's Milsco Manufacturing unit. Mr. Anderson was President of this business under prior ownership from 1974 until it was acquired by the Company in January 1995.

     MICHAEL GUBESCH, VICE PRESIDENT Mr. Gubesch was appointed a Vice
President of the Company in May 1993 and is in charge of the Company's Janesville Products unit. Mr. Gubesch has been with Janesville Products since 1983 and was Vice President of Operations when Janesville Products was acquired by the Company in January 1986.

TIMOTHY HITESMAN, VICE PRESIDENT
     Mr. Hitesman was appointed a Vice President of the Company in April 1998 and is in charge of the Company's Osborn International unit. Mr. Hitesman has been with Osborn International since 1991 and was Vice-President of Operations until appointment as President of Osborn International in April 1997.

ROBERT SANDBERG, VICE PRESIDENT
     Mr. Sandberg was appointed a Vice President of the Company in December 1994. He has been in charge of the Company's Sackner Products unit since June 1993 and of its Jason Components unit since September 1998. Mr. Sandberg has been with Sackner Products since 1977 and was Vice President of Operations when it was acquired by the Company in June 1991.

WILLIAM TALBERT, VICE PRESIDENT
     Mr. Talbert has been with the Company since 1987 and was appointed a Vice President of the Company in February 1988. He is in charge of the Company's JacksonLea unit.

HOWARD WOLTER, CONTROLLER AND ASSISTANT SECRETARY
     Mr. Wolter has been the Controller and Assistant Secretary of the Company since April 1989. Mr. Wolter has been with the Company since its formation.

                             EXECUTIVE COMPENSATION

     The following table sets forth summary information with respect to all compensation, including stock options granted and all cash bonuses and accrued deferred compensation, incurred by the Company during the last three fiscal years ended December 25, 1998, to or on behalf of the Chief Executive Officer ("CEO") and the four most highly paid executive officers, other than the CEO (the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                           Annual Compensation                Long Term Compensation
                                                ----------------------------------------- -------------------------------
                                                                                               Awards          Payouts
                                                                                               -------         -------
                                                                                             Securities
Name and                                                                  Other Annual       Underlying         LTIP
Principal Position                    Year       Salary($)   Bonus($)*  Compensation($)**  Options/SARs(#)  Payouts ($)***
------------------                    ----       ---------   ---------  -----------------  ---------------  -------------
Vincent Martin                        1998       $405,000    $175,500        $6,400                 0                0
    Chairman and Chief Executive      1997        390,000     248,182         6,350                 0                0
                                      1996        367,000           0         6,000                 0                0
Mark Train                            1998        380,000     164,667         6,400                 0                0
    President and Secretary           1997        365,000     232,273         6,350                 0                0
                                      1996        348,000           0         6,000                 0                0
Michael Gubesch                       1998        156,000     156,000         6,240             5,000                0
    Vice President                    1997        148,000      93,283         5,920             5,000                0
                                      1996        142,000      65,036         5,680                 0           20,700
David Anderson                        1998        195,423      71,711        10,400                 0                0
    Vice President                    1997        184,812      85,324        10,350                 0                0
                                      1996        178,000     127,402         9,750            10,000                0
William Talbert                       1998        150,000     107,431         6,000             5,000                0
    Vice President                    1997        142,000      96,174         5,680                 0                0
                                      1996        135,000     116,321         5,400            10,000           22,500

    * Bonus earned upon achievement of performance objectives. See "Compensation Committee Report."
    ** Company contributions under qualified employees savings and profit sharing plan.
   *** Long-term incentive plan (LTIP) payout consists of amounts paid under growth bonus program. See "Compensation Committee Report."

     The Company, by policy, provides that each of its officers, including the named executive officers, is entitled to receive their base salaries for one year after termination if the Company terminates their employment without cause. If termination is for cause, which includes gross negligence in the course of employment and other forms of misconduct, the salary continuation is forfeited. Mr. Anderson has a five year employment agreement which was effective upon the acquisition of Milsco Manufacturing Company on January 3, 1995.

     Directors of the Company, other than salaried employees of the Company, receive directors' fees of $15,000 per year and $1,000 per meeting. All directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of a Directors.

                                  STOCK OPTIONS

     On April 16, 1987, the Company adopted a nonqualified stock option plan, which was amended on April 25, 1991 (the "Plan"). The Plan provides for the grant to key employees and outside directors of the Company of options covering shares of Common Stock. The Plan is administered by the Board of Directors which has discretion to increase the number of shares covered by the Plan, select optionees, designate the number of shares to be covered by each option, establish vesting schedules, specify the amount and type of consideration to be paid to the Company on exercise, and to specify certain other terms of the options. The exercise price of options granted under the Plan must be at least 85% of the fair market value of the Common Stock on the date of grant.

     The Company has reserved 2,687,500 shares of Common Stock for issuance under the Plan subject to adjustment for certain dilutive events. At the end of fiscal 1998, options to purchase 1,427,904 shares were outstanding. During fiscal 1998, options were granted to purchase 125,000 shares of Common Stock at per share exercise prices of $8.00 to $9.75 and options for 116,928 shares were exercised at exercise prices of $1.30 to $8.32 per share. A total of 719,048 shares of Common Stock remain available for future grants under the Plan.

     The following table shows stock option grants for the named executive officers during the fiscal year ended December 25, 1998:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                           Potential Realizable Value at
                                                                                           Assumed Annual Rates of Stock
                                             Individual Grants                          Price Appreciation for Option Term
                     ----------------------------------------------------------------     -------------------------------
                         Number of
                        Securities
                        Underlying   % of Total Options/SARs  Exercise
                       Options/SARs   Granted to Employees      Price     Expiration
       Name             Granted (#)      in Fiscal Year       ($/Share)      Date              5% ($)          10% ($)
       -----           -------------  ---------------------   --------    ----------           ------          -------
   Vincent Martin              0                  -                  -            -                 -               -
   Mark Train                  0                  -                  -            -                 -               -
   Michael Gubesch         5,000               4.00%             $8.00     12/15/11           $35,426         $98,091
   David Anderson              0                  -                  -            -                 -               -
   William Talbert         5,000               4.00%             $8.00     12/15/11           $35,426         $98,091

     The following table shows stock options exercised for the named executive officers during the fiscal year ended December 25, 1998:

                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                              Number of  Securities            Value of Unexercised
                                                             Underlying Unexercised                In-the-Money
                                                           Options/SARs at FY-End  (#)        Options/SARs at FY-End ($)
                      Shares Acquired                      ---------------------------       ---------------------------
       Name          on Exercise (#)    Value Realized ($) Exercisable    Unexercisable      Exercisable    Unexercisable
       ----          ----------------   ----------------   ----------     -------------      -----------    -------------
   Vincent Martin              0                 -                -              -                  -               -
   Mark Train                  0                 -                -              -                  -               -
   Michael Gubesch             0                 -           41,915         10,000            $71,521          $6,563
   David Anderson              0                 -           50,000         10,000            $74,375         $20,000
   William Talbert             0                 -          114,163         15,000           $637,910         $22,500


                          COMPENSATION COMMITTEE REPORT

     As is the case each year, the Compensation Committee reviewed the proposed 1999 salary and bonuses and the 1998 stock option grants for the executive officers at the Compensation Committee meeting on December 15, 1998. Base salaries for all executive officers are established at levels considered appropriate considering the scope of each officer's responsibilities. The proposed salary levels were compared to nationally recognized published compensation surveys and were in line with or below the average salary levels in the report for comparable positions of responsibility.

     A significant amount of the total compensation of Mr. Martin and each other executive officer is dependent on the performance of the Company. Presidents of the Company's operating divisions (including Messrs. Gubesch, Anderson and Talbert) earn bonuses equal to a stated percentage of their base salary based on the return on average capital employed for their respective divisions. The other corporate officer, the Controller, earns a bonus based on the Company's net income. For competitive reasons, the Committee has determined not to specify the target return rates. Executive officers other than Messrs. Martin and Train can elect, at the beginning of each fiscal year, to defer 25% of their bonus into a growth bonus program for three years. They receive interest on their deferred amounts plus a growth bonus equal to the four year compound annual growth in earnings per share (up to a maximum of 20%) calculated from a base equal to the earnings per share for the fiscal year ended just prior to election. This growth rate is multiplied by the maximum incentive bonus that could have been paid for the fiscal year of election.

     Because of the scope of their responsibilities as Chief Executive Officer and President, respectively, and given the substantial equity stake they each have in the Company, the Compensation Committee separately considers the compensation of Messrs. Martin and Train. Their salaries, like those of the other officers, are determined by reference to published compensation surveys, and their salary levels are in line with or below such published salary levels for comparable positions of responsibility. The Committee believes a significant portion of the total annual compensation of Messrs. Martin and Train should be directly tied to the Company's performance. Accordingly, Messrs. Martin and Train also earn cash bonuses based on an increase in earnings per share in the current fiscal year compared to the prior year. The bonuses for 1999 are earned if earnings per share exceed $0.72 and increase to a maximum of 100% of base salary if the Company's earnings per share are 50% above this amount, i.e., $1.08. The Committee considers earnings per share a meaningful objective standard by which to measure the Company's performance and the effectiveness of the efforts of Messrs. Martin and Train.

     In fixing the stock option grants for fiscal 1998, the Committee considered the current stock holdings of each officer, their responsibilities and historical and anticipated future contributions to the Company's performance. The Committee believes that selective grants of stock options, along with the performance-based cash compensation described above, promote an identity of interest between the Company's officers and its shareholders.

     The Compensation Committee is of the opinion that the compensation levels for the named executive officers are reasonable when compared to similar positions of responsibility and scope in similar industries and that an appropriate amount of total compensation is based on the performance of the Company, and therefore provides sufficient incentive for these individuals to attain improved results in the future.

                             COMPENSATION COMMITTEE
                       Wayne Fethke, Chairman     David Drury
                           Frank Jones            Wayne Oldenburg

                                STOCK PERFORMANCE

     The following chart tracks the value of $100 invested on January 1, 1993, in Jason Incorporated common stock compared to the change in the Russell 2000 Index and the Barclays Global Investors (BGI) Micro Cap Index. The chart shows that $100 invested five years ago in Jason Incorporated common stock was worth $88.54 at December 31, 1998, compared to $158.32 for the Russell 2000 and $166.49 for the BGI Micro Cap Index. Because of the Company's relatively small market capitalization, the Company feels that the above mentioned indexes are a better comparison with the Company's stock performance than the broader S&P 500 and S&P Industrials indexes used last year.

                               JASON INCORPORATED
                        STOCK PERFORMANCE COMPARED TO THE
       RUSSELL 2000 AND BARCLAYS GLOBAL INVESTORS (BGI) MICRO CAP INDEXES

                               JASON STOCK                 RUSSELL 2000                          BGI MICRO CAP INDEX
                         PRICE          JASON          INDEX       RUSSELL 2000        INDEX            BGI MICRO CAP INDEX
                         --------------------          ------------------------        ---------------------------------------
Jan-94                    9.60         100.00          266.52          100.00          4.230        4.23%               100.00
Feb-94                   11.80         122.92          265.53           99.63         -0.807       -0.81%                99.19
Mar-94                   10.20         106.25          251.06           94.20         -5.433       -5.43%                93.80
Apr-94                   11.80         122.92          252.55           94.76         -1.241       -1.24%                92.64
May-94                   11.00         114.58          249.28           93.53         -0.296       -0.30%                92.36
Jun-94                    9.50          98.96          240.29           90.16         -2.752       -2.75%                89.82
Jul-94                    8.75          91.15          244.06           91.57          0.310        0.31%                90.10
Aug-94                    9.00          93.75          257.32           96.55          3.686        3.69%                93.42
Sep-94                    9.25          96.35          256.12           96.10          1.324        1.32%                94.66
Oct-94                    9.50          98.96          255.02           95.69          0.461        0.46%                95.10
Nov-94                    8.75          91.15          244.25           91.64         -3.561       -3.56%                91.71
Dec-94                    9.00          93.75          250.36           93.94         -0.384       -0.38%                91.36
Jan-95                    9.00          93.75          246.85           92.62          1.625        1.63%                92.84
Feb-95                    8.75          91.15          256.57           96.27          3.433        3.43%                96.03
Mar-95                    8.63          89.84          260.77           97.84          1.792        1.79%                97.75
Apr-95                    9.25          96.35          266.17           99.87          2.856        2.86%               100.54
May-95                    9.63         100.26          270.25          101.40          2.078        2.08%               102.63
Jun-95                   10.25         106.77          283.63          106.42          6.545        6.54%               109.35
Jul-95                    9.75         101.56          299.72          112.46          6.009        6.01%               115.92
Aug-95                    9.75         101.56          305.31          114.55          3.683        3.68%               120.19
Sep-95                    8.50          88.54          310.38          116.46          2.431        2.43%               123.11
Oct-95                    6.50          67.71          296.25          111.15         -4.859       -4.86%               117.13
Nov-95                    7.13          74.22          308.58          115.78          2.228        2.23%               119.74
Dec-95                    6.50          67.71          315.97          118.55          2.018        2.02%               122.16
Jan-96                    6.63          69.01          315.38          118.33          1.383        1.38%               123.84
Feb-96                    7.25          75.52          324.93          121.92          2.671        2.67%               127.15
Mar-96                    7.00          72.92          330.77          124.11          2.604        2.60%               130.46
Apr-96                    7.50          78.13          348.28          130.68          6.977        6.98%               139.57
May-96                    8.00          83.33          361.85          135.77          6.375        6.38%               148.46
Jun-96                    8.38          87.24          346.61          130.05         -5.066       -5.07%               140.94
Jul-96                    8.25          85.94          316.00          118.57         -9.689       -9.69%               127.29
Aug-96                    7.50          78.13          333.88          125.27          5.164        5.16%               133.86
Sep-96                    7.50          78.13          346.39          129.97          3.674        3.67%               138.78
Oct-96                    7.00          72.92          340.57          127.78         -1.851       -1.85%               136.21
Nov-96                    7.13          74.22          354.11          132.86          2.589        2.59%               139.74
Dec-96                    6.50          67.71          362.61          136.05          2.664        2.66%               143.46
Jan-97                    6.63          69.01          369.45          138.62          4.354        4.35%               149.70
Feb-97                    7.00          72.92          360.05          135.09         -2.532       -2.53%               145.91
Mar-97                    6.56          68.36          342.56          128.53         -5.239       -5.24%               138.27
Apr-97                    6.25          65.10          343.00          128.70         -3.645       -3.65%               133.23
May-97                    6.00          62.50          380.76          142.86         10.866       10.87%               147.71
Jun-97                    5.75          59.90          396.37          148.72          5.757        5.76%               156.21
Jul-97                    6.25          65.10          414.48          155.52          4.998        5.00%               164.02
Aug-97                    7.50          78.13          423.43          158.87          4.091        4.09%               170.73
Sep-97                    8.25          85.94          453.82          170.28          9.143        9.14%               186.34
Oct-97                    8.00          83.33          433.26          162.56         -3.335       -3.34%               180.12
Nov-97                    7.88          82.03          429.92          161.31         -1.704       -1.70%               177.05
Dec-97                    8.00          83.33          437.02          163.97         -0.498       -0.50%               176.17
Jan-98                    8.25          85.94          430.05          161.36         -1.067       -1.07%               174.29
Feb-98                    8.38          87.24          461.83          173.28          5.903        5.90%               184.58
Mar-98                   10.75         111.98          480.68          180.35          4.839        4.84%               193.51
Apr-98                   10.75         111.98          482.89          181.18          1.886        1.89%               197.16
May-98                   10.25         106.77          456.62          171.33         -5.115       -5.11%               187.07
Jun-98                    9.63         100.26          457.39          171.62         -1.743       -1.74%               183.81
Jul-98                    8.75          91.15          419.75          157.49         -6.434       -6.43%               171.99
Aug-98                    8.00          83.33          337.95          126.80        -20.148      -20.15%               137.34
Sep-98                    7.88          82.03          363.59          136.42          5.853        5.85%               145.37
Oct-98                    8.00          83.33          378.16          141.89          2.753        2.75%               149.38
Nov-98                    8.63          89.84          397.75          149.24          7.559        7.56%               160.67
Dec-98                    8.50          88.54          421.96          158.32          3.623        3.62%               166.49

                           SECURITY OWNERSHIP

     The following table sets forth certain information with respect to (a) each person known to the Company to own beneficially more than 5% of the Company's Common Stock, (b) each director of the Company, (c) the named executive officers, and (d) all directors and officers as a group:


         NAME AND ADDRESS OF                                   NUMBER OF
          BENEFICIAL OWNER                                   SHARES OWNED                PERCENT
         -------------------                                 -------------               -------
    VINCENT MARTIN                                             4,587,533                  22.5%
      411 East Wisconsin Avenue, Suite 2500
      Milwaukee, WI 53202
    MARK TRAIN                                                 3,257,683                  16.0%
      411 East Wisconsin Avenue, Suite 2500
      Milwaukee, WI 53202
    STATE OF WISCONSIN INVESTMENT BOARD                        1,992,175(1)                9.8%
      P.O. Box 7842
      Madison, WI 53707
    DAVID L. BABSON & COMPANY, INC.                            1,404,380(2)                6.9%
      One Memorial Drive
      Cambridge, MA 02142-1300
    FLEMMING CAPITAL MANAGEMENT                                1,060,296(3)                5.2%
    1285 Avenue of the Americas
    New York, NY 10019
    WILLIAM TALBERT                                              159,464(4)                (12)
    1715 Conover Blvd.
    Conover, NC 28613
    MICHAEL GUBESCH                                               91,241(5)                (12)
    156 South Norwalk Road
    Norwalk, OH 44857
    WAYNE OLDENBURG                                              147,078(6)                (12)
    8600 West Bradley Road
    Milwaukee, WI 53224
    FRANK JONES                                                  113,427(7)                (12)
    6740 North St. Andrews Drive
    Tucson, AZ 85718
    DAVID ANDERSON                                                95,610(8)                (12)
    9009 N. 51st Street
    Milwaukee, WI 53223
    DAVID DRURY                                                   67,863(9)                (12)
    17840 Versaille Court
    Brookfield, WI 53045
    WAYNE FETHKE                                                  36,010(10)               (12)
    636 Science Drive
    Madison, WI  53711
    All directors and officers as a                            8,709,011(11)              42.7%
      group (twelve persons)
----------

(1) The State of Wisconsin Investment Board has reported to the Company that a
    Schedule 13G was filed with the Securities and Exchange Commission indicatingthat as of December 31, 1998, it had sole power to vote 1,992,175 shares.
(2) David L. Babson & Company, Inc. has reported to the Company that a Schedule 13G was filed with the Securities and Exchange Commission indicating that as of December 31, 1998, it had sole power to vote 1,404,380 shares.
(3) Flemming Capital Management has reported to the Company that a Schedule 13G was filed with the Securities and Exchange Commission indicating that as of December 31, 1998, it had shared power to vote 1,060,296 shares.
(4) Includes options to purchase 129,163 shares.
(5) Includes options to purchase 51,915 shares.
(6) Includes options to purchase 27,813 shares.
(7) Includes options to purchase 76,154 shares.
(8) Includes options to purchase 60,000 shares.
(9) Includes options to purchase 48,837 shares.
(10)Includes options to purchase 27,813 shares.
(11)Includes options to purchase 548,433 shares.
(12)Less than 1%.

                              CERTAIN TRANSACTIONS

    In connection with the sale of the Company's power generation businesses in June 1998, a bonus of $640,000 was paid to Larry Edwards, who was former Senior Vice President of the Company and in charge of its power generation businesses.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during fiscal 1998 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                         BOARD OF DIRECTORS PROPOSAL TO
                  RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed PricewaterhouseCoopers LLP as independent certified public accountants to examine the financial statements of the Company for the 1999 fiscal year. Unless otherwise directed, the Proxy will be voted in favor of the ratification of such appointment.

     Although this appointment is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment. If shareholder ratification is not received, the Board will reconsider the appointment.

     PricewaterhouseCoopers LLP has served as auditors for the Company since its formation in 1986. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will be provided an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.
                        PROPOSALS FOR 2000 ANNUAL MEETING

     Any shareholder who desires to submit a proposal pursuant to Rule 14a-8 of the Exchange Act for the 2000 Proxy Statement and Annual Meeting should submit the proposal in writing to Vincent Martin, Chairman and Chief Executive Officer, Jason Incorporated, 411 East Wisconsin Avenue, Suite 2500, Milwaukee, Wisconsin 53202. The Company must receive a proposal by November 13, 1999, in order to consider it for inclusion in the 2000 Proxy Statement. Proposals submitted other than pursuant to Rule 14a-8 will be considered untimely if received after January 27, 2000, and the Company will not be required to present any such proposal at the 2000 Annual Meeting of Shareholders. If the Board of Directors decides to present a proposal despite its untimeliness, the people named in the proxies will have the right to exercise discretionary voting power with respect to such proposal.
                            EXPENSES OF SOLICITATION

     The cost of this solicitation of Proxies will be paid by the Company. It is anticipated that the Proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by the Company's regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to beneficial owners of stock held by such persons. The Company will reimburse such parties for their expenses in so doing.
                                  ANNUAL REPORT

     Copies of the Company's 1998 Annual Report and the Annual Report on Form 10-K for the year 1998 accompany this Proxy Statement. Additional copies of the Annual Report on Form 10-K for the year 1998 will be provided without charge on written request of any shareholder whose Proxy is being solicited by the Board of Directors. The written request should be directed to: Corporate Secretary, Jason Incorporated, 411 East Wisconsin Avenue, Suite 2500, Milwaukee, Wisconsin 53202.

                               By Order of the Board of Directors

                               Mark Train, Secretary



Milwaukee, Wisconsin
March 12, 1999

                               JASON INCORPORATED
          411 EAST WISCONSIN AVENUE * SUITE 2500 *MILWAUKEE, WI 53202
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Vincent Martin and Mark Train, or either of them, as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Jason Incorporated held of record by the undersigned on March 1, 1999, and which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 21, 1999, and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting.

    Properly executed Proxies received by the Company will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all six nominees listed for director and FOR Proposal 2. If other matters properly come before the meeting, this Proxy will be voted in accordance with the best judgement of the Proxies appointed.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith dated March 12, 1999.



           \/ DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED \/


                     JASON INCORPORATED 1999 ANNUAL MEETING

1.  ELECTION OF DIRECTORS:  1-VINCENT MARTIN  2-MARK TRAIN   3-FRANK JONES   [ ] FOR ALL NOMINEES      [ ] WITHHOLD AUTHORITY
                            4-WAYNE OLDENBURG  5-WAYNE FETHKE 6-DAVID DRURY      LISTED TO THE LEFT        TO VOTE FOR ALL
                                                                                 (EXCEPT AS SPECIFIED      NOMINEES LISTED
                                                                                 BELOW).                   TO THE LEFT.

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE
THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)       ------->   [                   ]


2.  TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC   [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN
    ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR 1999.
3.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Check appropriate box                          Date
Indicate changes below:                            -----------------------------  NO. OF SHARES
Address Change?          [ ]  Name Change?   [ ]

                                                                                  ---------------------------------------
                                                                                  |                                      |
                                                                                  |                                      |
                                                                                  ---------------------------------------
                                                                                  SIGNATURE(S) IN BOX
                                                                                  Please sign exactly as your name appears
                                                                                  hereon.  When shares are held by joint tenants,
                                                                                  both should sign.  When signing as attorney,
                                                                                  executor, administrator, trustee or guardian,
                                                                                  please give full title as such.  If a corporation,
                                                                                  please sign in full corporate name by
                                                                                  President or other authorized officer. If a
                                                                                  partnership, please sign in partnership name
                                                                                  by an authorized person.